Exhibit 10.3

            PACIFIC BIOMETRICS, INC. AND CERTAIN OF ITS SUBSIDIARIES
                            MASTER SECURITY AGREEMENT



To:      Laurus Master Fund, Ltd.
         c/o Ironshore Corporate Services, Ltd.
         P.O. Box 1234 G.T
         Queensgate House
         South Church Street
         Grand Cayman, Cayman Islands

Date: May 28, 2004

To Whom It May Concern:

1. To secure the payment of all Obligations (as hereafter defined), PACIFIC BIOMETRICS, INC., a Delaware corporation (the "Company"), each of the other undersigned parties (other than Laurus Master Fund, Ltd, "Laurus")) and each other entity that is required to enter into this Master Security Agreement (each an "Assignor" and, collectively, the "Assignors") hereby assigns and grants to Laurus a continuing security interest in all of the following property now owned or at any time hereafter acquired by any Assignor, or in which any Assignor now have or at any time in the future may acquire any right, title or interest (the "Collateral"): all cash, cash equivalents, accounts, deposit accounts, inventory, equipment, goods, documents, instruments (including, without limitation, promissory notes), contract rights, general intangibles (including, without limitation, payment intangibles and an absolute right to license on terms no less favorable than those current in effect among our affiliates), chattel paper, supporting obligations, investment property (including, without limitation, all equity interests owned by any Assignor), letter-of-credit rights, trademarks, trademark applications, tradestyles, patents, patent applications, copyrights, copyright applications and other intellectual property in which any Assignor now have or hereafter may acquire any right, title or interest, all proceeds and products thereof (including, without limitation, proceeds of insurance) and all additions, accessions and substitutions thereto or therefor. Notwithstanding the foregoing, the Collateral shall not include any of such property that is subject on the date hereof to certain outstanding security interests (and the related UCC-1 financing statements relating thereto) granted by any Assignor to third parties in connection with certain equipment financed by Transamerica Technology Finance Corporation (as successor to Transamerica Business Credit Corp.), Franklin Funding , Inc. or Roche Diagnostics Corp., or any successor thereto. In the event any Assignor wishes to finance the acquisition in the ordinary course of business of any hereafter acquired equipment and have obtained a commitment from a financing source to finance such equipment from an unrelated third party, Laurus agrees to release its security interest on such hereafter acquired equipment so financed by such third party financing source. In addition, so long as no Event of Default hereunder shall have occurred and be continuing, Laurus' security interest in the assets of PBI Technology Inc., whether now existing or hereafter arising (the "PBI Technology Assets") shall be automatically released from the Collateral granted to Laurus upon (i) the Company obtaining financing in excess of $1,000,000 to be secured by such PBI Technology Assets (ii) the Company entering into a definitive strategic joint venture arrangement where the PBI Technology Assets are contributed to the venture or (iii) the Company entering into one or more bona fide licensing agreements with unaffiliated third parties, which shall be on commercially reasonable terms and which provides for either (a) up front payments and royalties which based on such third party's projected sales, would reasonably be expected to produce, in the aggregate, more than $1,000,000 in gross revenue, or (b) a grant of security interest in the licensed technology to the third party licensee. Upon the occurrence of an event specified in clauses (i), (ii) and (iii) above, Laurus hereby authorizes the Company to file the appropriate financing statements to effect such release. Except as otherwise defined herein, all capitalized terms used herein shall have the meaning provided such terms in the Securities Purchase Agreement referred to below.

2. The term "Obligations" as used herein shall mean and include all debts, liabilities and obligations owing by each Assignor to Laurus arising under, out of, or in connection with: (i) that certain Securities Purchase Agreement dated as of the date hereof by and between the Company and Laurus (the "Securities Purchase Agreement") and (ii) the Related Agreements referred to in the Securities Purchase Agreement, as each may be amended, modified, restated or supplemented from time to time, are collectively referred to herein as the "Documents"), and in connection with any documents, instruments or agreements relating to or executed in connection with the Documents or any documents, instruments or agreements referred to therein or otherwise, and in connection with any other indebtedness, obligations or liabilities of any Assignor to Laurus, whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise, in each case, irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against any Assignor under Title 11, United States Code, including, without limitation, obligations or indebtedness of each Assignor for post-petition interest, fees, costs and charges that would have accrued or been added to the Obligations but for the commencement of such case, provided, however, upon the irrevocable payment in full of all obligations and liabilities of the Company with respect to the Note, this Agreement shall terminate and be of no further force or effect. Laurus hereby agrees to file the appropriate financing statements and to take such other reasonable action required to effect such termination and release promptly after receipt of such payment.

3. Each Assignor hereby jointly and severally represents, warrants and covenants to Laurus that:

     (a) it is a corporation validly existing, in good standing and organized under the respective laws of its jurisdiction of organization set forth on Schedule A, and each Assignor will provide Laurus thirty (30) days' prior written notice of any change in any of its respective jurisdiction of organization;

     (b) its legal name is as set forth in its respective Certificate of Incorporation or other organizational document (as applicable) as amended through the date hereof and as set forth on Schedule A, and it will provide Laurus thirty (30) days' prior written notice of any change in its legal name;

     (c) its organizational identification number (if applicable) is as set forth on Schedule A hereto, and it will provide Laurus thirty (30) days' prior written notice of any change in any of its organizational identification number;

     (d) Subject to the Assignors' disclosures on Schedule 4.9 of the Securities Purchase Agreement it is the lawful owner of the respective Collateral and it has the sole right to grant a security interest therein and will defend the Collateral against all claims and demands of all persons and entities;

     (e) Subject to the Assignors' disclosures on Schedule 4.9 of the Securities Purchase Agreement, it will keep its respective Collateral free and clear of all attachments, levies, taxes, liens, security interests and encumbrances of every kind and nature ("Encumbrances"), except (i) Encumbrances securing the Obligations and (ii) Encumbrances expressly subordinate to the security interests granted to Laurus herein, and (iii) to the extent said Encumbrance does not secure indebtedness in excess of $75,000 and such Encumbrance is removed or otherwise released within ten (10) days of the creation thereof;

     (f) it will, at its and the other Assignors joint and several cost and expense keep the Collateral in good state of repair (ordinary wear and tear excepted) and will not waste or destroy the same or any part thereof other than ordinary course discarding of items no longer used or useful in its or such other Assignors' business;

     (g) it will not without Laurus' prior written consent, sell, exchange, lease or otherwise dispose of the Collateral, whether by sale, lease or otherwise, except for the sale of inventory, or licensing of technology in the ordinary course of business and for the disposition or transfer in the ordinary course of business during any fiscal year of obsolete and worn-out equipment or equipment no longer necessary for its ongoing needs, having an aggregate fair market value of not more than $25,000 and only to the extent that:

               (i) the proceeds of any such disposition are used to acquire replacement Collateral which is subject to Laurus' first priority perfected security interest, or are used to repay Obligations or to pay general corporate expenses; and

               (ii) following  the  occurrence  of an  Event  of  Default  which continues to exist the proceeds of which are remitted to Laurus to be held as cash collateral for the Obligations;

     (h) it will insure or cause the Collateral to be insured as provided in the Securities Purchase Agreement. If any such Assignor fails to do so, Laurus may procure such insurance and the cost thereof shall be promptly reimbursed by the Assignors, jointly and severally, and shall constitute Obligations;

     (i) it will at all reasonable times and reasonable prior notice during normal business hours allow Laurus or Laurus' representatives free access to and the right of inspection of the Collateral;

     (j) such Assignor (jointly and severally with each other Assignor) hereby indemnifies and saves Laurus harmless from all loss, costs, damage, liability and/or expense, including reasonable attorneys' fees, that Laurus may sustain or incur to enforce payment, performance or fulfillment of any of the Obligations and/or in the enforcement of this Master Security Agreement or in the prosecution or defense of any action or proceeding either against Laurus or any Assignor concerning any matter growing out of or in connection with this Master Security Agreement, and/or any of the Obligations and/or any of the Collateral except to the extent caused by Laurus' own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and nonappealable decision).

4. The occurrence of any of the following events or conditions shall constitute an "Event of Default" under this Master Security Agreement:

     (a) Company shall (i) apply for, consent to, or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or other fiduciary of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors,
          (vi) acquiesce to, or fail to have dismissed, within sixty (60) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing;

     (b) the Company shall repudiate, purport to revoke or fail to perform any or all of its obligations under any Note (after passage of applicable cure period, if any); or

     (c) an Event of Default under and as defined in any Document shall have occurred and be continuing beyond any applicable grace period. .

5. Upon the occurrence of any Event of Default and at any time thereafter, Laurus may declare all Obligations immediately due and payable and Laurus shall have the remedies of a secured party provided in the Uniform Commercial Code as in effect in the State of New York, this Agreement and other applicable law. Upon the occurrence of any Event of Default and at any time thereafter, Laurus will have the right to take possession of the Collateral and to maintain such possession on our premises or to remove the Collateral or any part thereof to such other premises as Laurus may desire. Upon Laurus' request, each of the Assignors shall assemble or cause the Collateral to be assembled and make it available to Laurus at a place designated by Laurus. If any notification of intended disposition of any Collateral is required by law, such notification, if mailed, shall be deemed properly and reasonably given if mailed at least ten
(10) days before such disposition, postage prepaid, addressed to any Assignor either at such Assignor's address shown herein or at any address appearing on Laurus' records for such Assignor. Any proceeds of any disposition of any of the

Collateral shall be applied by Laurus to the payment of all expenses in connection with the sale of the Collateral, including reasonable attorneys' fees and other legal expenses and disbursements and the reasonable expense of retaking, holding, preparing for sale, selling, and the like, and any balance of such proceeds may be applied by Laurus toward the payment of the Obligations in such order of application as Laurus may elect, and each Assignor shall be liable for any deficiency. Laurus shall pay any surplus to the Company or as a court of competent jurisdiction shall direct.

6. If any Assignor defaults in the performance or fulfillment of any of the terms, conditions, promises, covenants, provisions or warranties on such Assignor's part to be performed or fulfilled under or pursuant to this Master Security Agreement, Laurus may, at its option without waiving its right to enforce this Master Security Agreement according to its terms, immediately or at any time thereafter and without notice to any Assignor, perform or fulfill the same or cause the performance or fulfillment of the same for each Assignor's joint and several account and at each Assignor's joint and several reasonable cost and expense, and the cost and expense thereof (including reasonable attorneys' fees) shall be added to the Obligations and shall be payable on demand with interest thereon at the highest rate permitted by law.

7. Each Assignor appoints Laurus, any of Laurus' officers, employees or any other person or entity whom Laurus may designate as its respective attorney, with power to execute such documents in each of our behalf and to supply any omitted information and correct patent errors in any documents executed by any Assignor or on any Assignor's behalf; to file financing statements against each respective Assignor covering the Collateral (and, in connection with the filing of any such financing statements, describe the Collateral as "all assets and all personal property, whether now owned and/or hereafter acquired" (or any substantially similar variation thereof)); to sign each respective Assignor's name on public records; and to do all other things Laurus deem necessary to carry out this Master Security Agreement. Each Assignor hereby ratifies and approves all acts of the attorney and neither Laurus nor the attorney will be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law other than gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision). This power being coupled with an interest, is irrevocable so long as any Obligations remains unpaid.

8. No delay or failure on Laurus' part in exercising any right, privilege or option hereunder shall operate as a waiver of such or of any other right, privilege, remedy or option, and no waiver whatever shall be valid unless in writing, signed by Laurus and then only to the extent therein set forth, and no waiver by Laurus of any default shall operate as a waiver of any other default or of the same default on a future occasion. Laurus' books and records containing entries with respect to the Obligations shall be admissible in evidence in any action or proceeding, shall be binding upon each Assignor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof. Laurus shall have the right to enforce any one or more of the remedies available to Laurus, successively, alternately or concurrently. Each Assignor agrees to join with Laurus in executing financing statements or other instruments to the extent required by the Uniform Commercial Code in form satisfactory to Laurus and in executing such other documents or instruments as may be required or deemed necessary by Laurus for purposes of affecting or continuing Laurus' security interest in the Collateral.

9. This Master Security Agreement shall be governed by and construed in accordance with the laws of the State of New York and cannot be terminated orally. All of the rights, remedies, options, privileges and elections given to Laurus hereunder shall inure to the benefit of Laurus' successors and assigns. The term "Laurus" as herein used shall include Laurus, any parent of Laurus', any of Laurus' subsidiaries and any co-subsidiaries of Laurus' parent, whether now existing or hereafter created or acquired, and all of the terms, conditions, promises, covenants, provisions and warranties of this Agreement shall inure to the benefit of each of the foregoing, and shall bind the representatives, successors and assigns of each Assignor. Laurus and each Assignor hereby (a) waive any and all right to trial by jury in litigation relating to this Agreement and the transactions contemplated hereby and each Assignor agrees not to assert any counterclaim in such litigation, (b) submit to the nonexclusive jurisdiction of any New York State court sitting in the borough of Manhattan, the city of New York and (c) waive any objection Laurus or each Assignor may have as to the bringing or maintaining of such action with any such court.

10. All notices from Laurus to any Assignor shall be sufficiently given if mailed or delivered to such Assignor's address set forth below.



                                         Very truly yours,

                                         PACIFIC BIOMETRICS, INC.



                                         By: /s/ Ronald R. Helm
                                            ---------------------------------

                                         Name:  Ronald Helm

                                         Title:  Chief Executive Officer

                                         Address:    220 West Harrison Street
                                                     Seattle, WA  98119



                                         BIOQUANT, INC.



                                         By: /s/ Ronald R. Helm
                                            ---------------------------------

                                         Name:  Ronald Helm

                                         Title:  Chief Executive Officer

                                         Address:    220 West Harrison Street
                                                     Seattle, WA  98119

                                         PACIFIC BIOMETRICS, INC.

                                         (Washington State Lab)



                                         By: /s/ Ronald R. Helm
                                            ---------------------------------

                                         Name:  Ronald Helm

                                         Title:  Chief Executive Officer

                                         Address:    220 West Harrison Street
                                                     Seattle, WA  98119



                                         PBI TECHNOLOGY, INC.



                                         By: /s/ Ronald R. Helm
                                            ---------------------------------

                                         Name:  Ronald Helm

                                         Title:  Chief Executive Officer

                                         Address:    220 West Harrison Street
                                                     Seattle, WA  98119



                                         ACKNOWLEDGED:



                                         LAURUS MASTER FUND, LTD.



                                         By: /s/
                                            ---------------------------------

                                         Name: Eugene Grin

                                         Title: Director

                                   SCHEDULE A


           Entity              Jurisdiction of     Organization Identification
                                 Organization                 Number
--------------------------------------------------------------------------------
  Pacific Biometrics, Inc.         Delaware
--------------------------------------------------------------------------------
 Pacific Biometrics, Inc.         Washington
   (Washington State Lab)
--------------------------------------------------------------------------------
    PBI Technology, Inc.          Washington
--------------------------------------------------------------------------------
       BioQuant, Inc.              Michigan
--------------------------------------------------------------------------------